                                                                    EXHIBIT 99.2

                    HISTORICAL AND PRO FORMA COMBINED RATIOS
                          OF EARNINGS TO FIXED CHARGES

     The ratio of earnings to fixed charges has been computed by dividing earnings before income taxes and fixed charges by fixed charges. Fixed charges, excluding interest on deposits, consists of interest on indebtedness and one-third of rental expense (which is deemed representative of the interest factor). Fixed charges, including interest on deposits, consist of both the foregoing item plus interest on deposits.

     The following table sets forth (i) the historical ratios of earnings to fixed charges for the periods indicated for Marshall & Ilsley Corporation and its consolidated subsidiaries ("M&I") and for Valley Bancorporation and its consolidated subsidiaries ("Valley"), and (ii) the pro forma combined ratios of earnings to fixed charges for the periods indicated, giving effect to the proposed merger of Valley with and into M&I (the "Merger") as if it had been consummated on January 1, 1988. Pro forma adjustments made to arrive at the pro forma combined amounts are based on the pooling-of-interests method of accounting. The consummation of the Merger is dependent upon obtaining regulatory approvals, which may necessitate divestitures of certain bank branches. The ultimate composition of the divestitures has not been finalized, and accordingly no adjustment for divestitures has been included in the pro forma combined ratio of earnings to fixed charges. There can be no assurance as to the amount of divestitures that will ultimately be required in connection with regulatory approval of the Merger.

     These pro forma combined ratios of earnings to fixed charges are intended for informational purposes and are not necessarily indicative of the future ratios of earnings to fixed charges of the combined company or the ratios of earnings to fixed charges of the combined company that would have actually occurred had the Merger been consummated on January 1, 1988. These pro forma combined ratios of earnings to fixed charges should be read in conjunction with and are qualified in their entirety by the consolidated financial statements, including the accompanying notes, of M&I and Valley included in the documents described under "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE" and the pro forma combined condensed financial statements and accompanying discussion and notes set forth under "PRO FORMA COMBINED CONDENSED FINANCIAL STATEMENTS" in
Exhibit 99.1.

                         MARSHALL & ILSLEY CORPORATION

               COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES

                                ($ IN THOUSANDS)

                                                 9 MONTHS                       YEARS ENDED DECEMBER 31,
                                                 SEPT 30      ------------------------------------------------------------
                                                   1993         1992         1991         1990         1989         1988
                                                 --------     --------     --------     --------     --------     --------
EARNINGS:
  Earnings before income taxes and cumulative
    effect of changes in accounting
    principles...............................    $146,151     $174,457     $146,482     $104,255     $123,184     $108,420
  Fixed charges, excluding interest on
    deposits.................................     28,016        38,709       52,515       73,497       88,759       66,890
                                                 --------     --------     --------     --------     --------     --------
    Earnings including fixed charges but
      excluding interest on deposits.........    174,167       213,166      198,997      177,752      211,943      175,310
  Interest on deposits.......................    110,964       190,582      271,454      297,063      273,546      233,395
                                                 --------     --------     --------     --------     --------     --------
    Earnings including fixed charges and
      interest on deposits...................    $285,131     $403,748     $470,451     $474,815     $485,489     $408,705
                                                 --------     --------     --------     --------     --------     --------
                                                 --------     --------     --------     --------     --------     --------
FIXED CHARGES:
  Interest Expense:
    Short-term borrowings....................    $12,711      $ 14,600     $ 27,288     $ 50,763     $ 66,866     $ 44,980
    Long-term borrowings.....................     11,503        19,085       20,146       18,540       18,004       18,090
    One-third of rental expense for all
      operating leases (the amount deemed
      representative of the interest
      factor)................................      3,802         5,024        5,081        4,194        3,889        3,820
                                                 --------     --------     --------     --------     --------     --------
      Fixed charges excluding interest on
        deposits.............................     28,016        38,709       52,515       73,497       88,759       66,890
    Interest on deposits.....................    110,964       190,582      271,454      297,063      273,546      233,395
                                                 --------     --------     --------     --------     --------     --------
      Fixed charges including interest on
        deposits.............................    $138,980     $229,291     $323,969     $370,560     $362,305     $300,285
                                                 --------     --------     --------     --------     --------     --------
                                                 --------     --------     --------     --------     --------     --------
RATIO OF EARNINGS TO FIXED CHARGES:
  Excluding interest on deposits.............       6.22 x        5.51x        3.79x        2.42x        2.39x        2.62x
  Including interest on deposits.............       2.05 x        1.76x        1.45x        1.28x        1.34x        1.36x

                             VALLEY BANCORPORATION

               COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES

                                ($ IN THOUSANDS)

                                                 9 MONTHS                       YEARS ENDED DECEMBER 31,
                                                 SEPT 30      ------------------------------------------------------------
                                                   1993         1992         1991         1990         1989         1988
                                                 --------     --------     --------     --------     --------     --------
EARNINGS:
  Earnings before income taxes...............    $50,339      $ 57,335     $ 40,256     $ 38,937     $ 37,956     $ 35,143
  Fixed charges, excluding interest on
    deposits.................................      9,027        13,218       14,921       11,737       13,639       11,165
                                                 --------     --------     --------     --------     --------     --------
    Earnings including fixed charges but
      excluding interest on deposits.........     59,366        70,553       55,177       50,674       51,595       46,308
  Interest on deposits.......................     95,134       143,488      176,957      169,474      152,462      126,564
                                                 --------     --------     --------     --------     --------     --------
    Earnings including fixed charges and
      interest on deposits...................    $154,500     $214,041     $232,134     $220,148     $204,057     $172,872
                                                 --------     --------     --------     --------     --------     --------
                                                 --------     --------     --------     --------     --------     --------
FIXED CHARGES:
  Interest Expense:
    Short-term borrowings....................    $ 2,336      $  4,099     $  5,434     $  6,086     $  7,965     $  4,953
    Long-term borrowings.....................      5,371         7,501        7,762        3,984        4,053        4,727
    One-third of rental expense for all
      operating leases (the amount deemed
      representative of the interest
      factor)................................      1,320         1,618        1,725        1,667        1,621        1,485
                                                 --------     --------     --------     --------     --------     --------
      Fixed charges excluding interest on
        deposits.............................      9,027        13,218       14,921       11,737       13,639       11,165
    Interest on deposits.....................     95,134       143,488      176,957      169,474      152,462      126,564
                                                 --------     --------     --------     --------     --------     --------
      Fixed charges including interest on
        deposits.............................    $104,161     $156,706     $191,878     $181,211     $166,101     $137,729
                                                 --------     --------     --------     --------     --------     --------
                                                 --------     --------     --------     --------     --------     --------
RATIO OF EARNINGS TO FIXED CHARGES:
  Excluding interest on deposits.............       6.58 x        5.34x        3.70x        4.32x        3.78x        4.15x
  Including interest on deposits.............       1.48 x        1.37x        1.21x        1.21x        1.23x        1.26x

              MARSHALL & ILSLEY CORPORATION/VALLEY BANCORPORATION

      PRO FORMA COMBINED COMPUTATION OF RATIO OF EARNINGS TO FIXED CHARGES

                                ($ IN THOUSANDS)

                                                 9 MONTHS                       YEARS ENDED DECEMBER 31,
                                                 SEPT 30      ------------------------------------------------------------
                                                   1993         1992         1991         1990         1989         1988
                                                 --------     --------     --------     --------     --------     --------
PRO FORMA COMBINED EARNINGS:
  Earnings before income taxes and cumulative
    effect of changes in accounting
    principles...............................    $196,490     $231,792     $186,738     $143,192     $161,140     $143,563
  Fixed charges, excluding interest on
    deposits.................................     37,043        51,927       67,435       85,234      102,398       78,055
                                                 --------     --------     --------     --------     --------     --------
    Earnings including fixed charges but
      excluding interest on deposits.........    233,533       283,719      254,173      228,426      263,538      221,618
  Interest on deposits.......................    206,098       334,070      448,411      466,537      426,008      359,959
                                                 --------     --------     --------     --------     --------     --------
    Earnings including fixed charges and
      interest on deposits...................    $439,631     $617,789     $702,584     $694,963     $689,546     $581,577
                                                 --------     --------     --------     --------     --------     --------
                                                 --------     --------     --------     --------     --------     --------
PRO FORMA COMBINED FIXED CHARGES:
  Interest Expense:
    Short-term borrowings....................    $15,047      $ 18,699     $ 32,722     $ 56,849     $ 74,831     $ 49,933
    Long-term borrowings.....................     16,874        26,586       27,907       22,524       22,057       22,817
    One-third of rental expense for all
      operating leases (the amount deemed
      representative of the interest
      factor)................................      5,122         6,642        6,806        5,861        5,510        5,305
                                                 --------     --------     --------     --------     --------     --------
      Fixed charges excluding interest on
        deposits.............................     37,043        51,927       67,435       85,234      102,398       78,055
    Interest on deposits.....................    206,098       334,070      448,411      466,537      426,008      359,959
                                                 --------     --------     --------     --------     --------     --------
      Fixed charges including interest on
        deposits.............................    $243,141     $385,997     $515,846     $551,771     $528,406     $438,014
                                                 --------     --------     --------     --------     --------     --------
                                                 --------     --------     --------     --------     --------     --------
PRO FORMA COMBINED RATIO OF EARNINGS TO FIXED
  CHARGES:
  Excluding interest on deposits.............       6.30 x        5.46x        3.77x        2.68x        2.57x        2.84x
  Including interest on deposits.............       1.81 x        1.60x        1.36x        1.26x        1.30x        1.33x